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                                                                      Exhibit 23

[LETTERHEAD]



                CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS



POTASH CORPORATION OF SASKATCHEWAN INC.

We hereby consent to the incorporation of our report dated February 12, 1997, incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1996, into the following Registration Statements:

* Registration Statement No. 33-37855 on Form S-8
* Registration Statement No. 333-19215 on Form S-8



Deloitte & Touche
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DELOITTE & TOUCHE

Chartered Accountants

Saskatoon, Saskatchewan, Canada
March 21, 1997